Exhibit 99.1

THOMSON REUTERS FINAL TRANSCRIPT Q4 2018 Tidewater Inc Earnings Call EVENT DATE/TIME: MARCH 01, 2019 / 4:00PM GMT

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

CORPORATE PARTICIPANTSJason Stanley Tidewater Inc. - Director of IRJohn T. Rynd Tidewater Inc. - President, CEO & DirectorQuinn P. Fanning Tidewater Inc. - EVPQuintin V. Kneen Tidewater Inc. - Executive VP & CFOCONFERENCE CALL PARTICIPANTSTurner Holm Clarksons Platou Securities AS, Research Division - DirectorPRESENTATIONOperatorWelcome to the earnings conference call fourth quarter 2018. My name is John, and I'll be your operator for today's call. (Operator Instructions) Please note the conference is being recorded. Now, I'll want to turn the call over to Jason Stanley.─────────────────────────────────────────────────────────────────────────────────────Jason Stanley Tidewater Inc. - Director of IRThank you, John. Good morning, everyone, and welcome to Tidewater's earnings conference call for the period ended December 31, 2018. I am Jason Stanley, Tidewater's Director of Investor Relations, and I'd like to thank you for your time and interest in Tidewater. With me this morning on the call are our President and CEO, John Rynd; Quintin Kneen, our Chief Financial Officer; Jeff Gorski, our Chief Operating Officer; and Bruce Lundstrom, our General Counsel and Secretary. After I cover a few formalities, I'll turn the call over to John for his initial comments to be followed by Quintin's financial review. John will then provide some final wrap-up comments followed by an opportunity for you to ask questions.During today's conference call, we may make certain comments that are forward-looking and not statements of historical fact. There are risks, uncertainties and other factors that may cause the company's actual future performance being materially different from that stated or implied by any comment that we make during today's conference call. Please refer to our most recent Form [10-K] (Corrected by Company after the call) for additional details on these factors. This document is available on our website or through the SEC at sec.gov. Information presented on this call speaks only as of today March 1, 2019, and therefore, you are advised that any time-sensitive information may no longer be accurate at the time of any replay.Also during the call, we will present both GAAP and non-GAAP financial measures. A reconciliation of GAAP to non-GAAP measures is included in last evening's press release. And now with that, I turn the call over to John.─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorThank you, Jason. Good morning from Houston, everyone, and welcome to the Tidewater call. Tidewater has marked many milestone years over its 60-plus-year history, and we would most certainly count 2018

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

as one of those years. Following the successful closing of the merger with GulfMark in November, Tidewater is once again the largest owner and most geographically diverse OSV operator in the world. The all-equity combination maintained the company's strong balance sheet and further significantly scaled up our presence in key strategic markets including the North Sea and U.S. Gulf of Mexico. We are well-positioned to capitalize on growth opportunities as the OSV sector recovers.Since the deal closed in the fourth quarter, our combined team has made substantial progress executing on our integration plan, merging the best systems and practice of both companies as effectively as possible. This includes welcoming many of the talented GulfMark employees to Tidewater as we assemble the best and brightest team to prepare for the industry recovery.A key benefit of the merger was the opportunity for both companies to realize operational and cost synergies associated with running a larger fleet of vessels, utilizing existing broad geographical footprint. With only a couple of months as a combined company, we have made swift and significant progress towards achieving our cost synergy targets, including reducing our duplicate shore-based footprint around the world. Five facilities have been consolidated so far, including our corporate headquarters here in Houston. You may recall that when we announced the deal to combine with GulfMark, we committed to achieving significant cost reductions, bringing our historical combined G&A run rate of $145 million down to $100 million by the fourth quarter of 2019. Based on our success to date, we are committed to reducing that run rate further to $90 million, and we don't plan to stop looking for additional opportunities to reduce costs throughout the organization.From an operational synergy standpoint, we have also  had several early wins, underlining the benefit of expanded opportunity set for the more diverse vessel fleet. Several legacy GulfMark vessels have now been contracted in regions supported by Tidewater. And key customer relationships have provided additional opportunities, resulting in higher-margin contract for three vessels supporting geotechnical project in Guyana, West Africa and northeastern U.S. wind farm developments.Our customers remain in a strong position. Their cash flow is at record levels, commodity pricing, while volatile, remains constructive, and service provider rates remain depressed. With the substantial overcapacity in the OSV space, operators also tend to have a great degree of choice when it comes to selecting service providers and their associated equipment. As you would expect, well-maintained, recent-vintage, high-specification vessels tend to be the preference. Older vessels, particularly those that have been stacked for any period of time, tend to be offered a smaller opportunity set. As the length of time a vessel has been stacked increases, particularly to a point of being stacked for three years or more, the likelihood of that vessel obtaining work in the future reduces dramatically.Taking into account these factors, our focus has been on high-grading the Tidewater fleet to maximize its earnings potential, while strengthening our ability to capitalize on the improving market and ensuring the best suitability for servicing our customers' needs. This process includes a continued review of our stacked fleet as well as an evaluation of asset acquisition opportunities.

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

Post-combination, we have continued to proactively maintain a sizable fleet of 31 modern, high specification, or what we've been referring to as Tier 1 vessels, in line for reactivation in our stacked fleet. Our strong cash position allows us to be prepared for these reactivations as opportunities that make economic sense to do so arise. As we are now entering into what, by my count, is year six of the downturn in the offshore sector, lower specification, older stacked tonnage becomes an increasing liability and is less worthy of the cost of reactivation.With this being the case, we remain heavily focused on disposing of these older uncompetitive assets. Tidewater once again led the industry in vessel dispositions in 2018 with a total of 38 vessels sold to non-competitive peripheral markets and recycling yards. Based on industry data we have, this equates to approximately 20% of all vessels departing this sector in 2018. Since 2012, Tidewater has sold a total of 217 vessels, 85 of which were sold to recycling yards. Our target for 2019 is to dispose of approximately 40 additional uncompetitive vessels from our stacked fleet.It is worth noting that there may be another driver encouraging additional OSV fleet attrition in 2019. Every five years, the industry regulatory agencies require special surveys to be performed on active OSVs. This process involves drydocking the vessel at a substantial cost averaging between $1.5 million and $2 million. The last significant wave of new vessel deliveries took place in 2014, resulting in a large number of these vessels, those that are currently active, requiring these special surveys this year. Based on data available to us, we estimate that this may impact over 250 vessels or approximately 13% of the global active OSV fleet in 2019. With many of our peers having little to no liquidity available to complete the surveys, they will be faced with the decision whether to invest in maintaining valid class status with uncertain contract coverage, or stacking vessels. The likely outcome, and indeed this is already taking place, is that customers will increasingly be asked to fund drydockings, or at the very least, commit to higher rates with sufficient contract term, to justify the ongoing investment to maintain a vessel in active status.On the vessel acquisition front, I mentioned that we continue to evaluate opportunities to further grow our high-specification fleet. In December, we completed the purchase of two 2012 vintage, 4,000 deadweight ton, 800 meter square deck PSVs at a price of $5 million each, plus $1 million for surveys, outfitting and mobilization costs per vessel.While on the topic of vessel acquisitions, I will note that we completed the sale of our sole MPSV, the 2010 built Tidewater Enabler in the fourth quarter for $22 million. We will continue to review additional asset deals that will be accretive to fleet quality.While we are proud of the fleet we have and continue to build, operating this fleet safely is our highest priority. Tidewater's employees globally know that no matter what market challenges and pressure we may be dealing with, my direction to them is that they are never to make changes at the expense of safety of our men and women operating around the world offshore or shore-based.Through the implementation of both existing best practices and systems from Tidewater and GulfMark,

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

and the expanded use of the latest platforms of our software partners, our team remains focused on the ongoing commitment to operational excellence through the digitization of our process as we work to improve our efficiency, maintain our industry-leading safety performance and continuously improve the quality of our service in a cost-effective manner.Few in the industry expected the commodity price volatility that we saw in the fourth quarter. However, despite this volatility, our customers have not indicated any changes to their exploration and development plans for 2019. In recent months, we have had more constructive discussions with customers regarding paying for vessel mobilizations and related costs as well as supporting vessel reactivations. And in several instances, we have been successful including these fees for our customer's account, as was standard practice prior to the downturn.I mentioned earlier that we have maintained the top tier of our stacked fleet in preparation for reactivation when we can make the business case to do so. In fact, we have completed, or are in the process of completing, new activation of 10 vessels to support additional contracts in Nigeria, Angola, Middle East, Guyana and Thailand. These recent contract awards represent a term commitment of 26 vessel years, excluding several multi-year options.Our team not only remains focused on building backlog, but also improving upon the quality of that backlog. It can be difficult to remain disciplined while tendering in challenging and frequently oversupplied markets. But it is critical that we continue our efforts to advance contract economics and terms wherever possible, and decline to commit to contracts that don't meet these basic requirements.As usual, we have provided detailed fleet statistics by region for the quarter in our earnings release. I will highlight one of these statistics for the moment, and that is that the fourth quarter marked a notable improvement in our quarterly average active vessel utilization at 82%. This is the highest level for the Tidewater OSV fleet since the beginning of the downturn.Before we move on to cover our financial results, I would like to take this opportunity to thank Quinn Fanning for his years of service at Tidewater. Quinn has been a key member of the Tidewater leadership team. And his expertise, vision and professionalism were instrumental in navigating the company through the restructuring process, once again placing Tidewater in strong financial position and laying the groundwork  for the merger  with GulfMark. Quinn, on behalf of all of us at Tidewater, thank you very much.─────────────────────────────────────────────────────────────────────────────────────Quinn P. Fanning Tidewater Inc. - EVPThank you for the kind words, John. Obviously, it's no longer my role to comment on the company's financial results or the outlook for the business. I will say, however, that I have been really impressed with the combined team's commitments to quickly and fully realizing identified merger synergies. Tidewater is a great company and, in my view, is one of the best ways to investors to participate in an offshore market recovery. It's been an honor to play a leadership role here, and I wish my friends and colleagues nothing but good luck and Godspeed.

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorI'll also take this opportunity to formally welcome Quintin to the team, taking over as Tidewater's Chief Financial Officer. Quintin will take it from here to cover our financial performance for the fourth quarter.─────────────────────────────────────────────────────────────────────────────────────Quintin V. Kneen Tidewater Inc. - Executive VP & CFOThank you, John, and greetings, everyone. We can certainly appreciate the quarter was a bit noisy with the impact of the merger. And we recognize the comparisons are somewhat difficult due to the predecessor and successor presentation and the change in fiscal year in 2017. My objective today is to give you a look at Tidewater's results excluding the direct costs of the merger and to give you an update on our progress of integrating the two companies. I will also give you more information on two items that impacted the fourth quarter, but were not a result of the merger.Consolidated revenue for the quarter was $110.2 million, up $11 million from the prior quarter. Active utilization was up 4 percentage points to 82%, while the average day rate was down slightly to $9,545. The trend of increasing utilization and decreasing average day rates reflects the slight increases in spot day rates we are seeing around the world, offset by the roll-off of higher day rate contracts, and then further impacted by the tonnage mix shift from the roll-on of the "next best" tonnage, as utilization around the world begins to pick up.There was also a bit of tonnage mix impact from the merger as lower day rates vessel from the Americas and higher day rate vessels in Europe were added to the fleet. The fourth quarter included incremental revenue of $12.5 million from the merger, with utilization of the new active vessels at 88% and an average day rate on those vessels of $9,721.Active vessel operating cost for the quarter was up $9.7 million, largely driven by the addition to the active fleet of 32 vessels at approximately $6,300 per day. The quarterly average active vessel operating cost per day was $5,202, reflecting an increase of $326 from the third quarter. The higher cost per day of the additional active vessels is driven by their weighting to higher operating cost regions such as Norway.An average day rates of $9,545 at 82% utilization and an average cost per day of $5,202 results in an average profit of approximately $2,600 per active vessel day. We've certainly seen worse spreads through the downturn, but we're mindful that a through-the-cycle objective for profit-per-vessel-day should be closer to $18,000 for a vessel with a build cost of $24 million. This is the spread per day required to cover drydock, G&A expense, taxes and an adequate return to capital providers.General and administrative expense was up approximately $11 million for the quarter, but that includes $12.2 million of merger-related expenses, for an adjusted fourth quarter total of $24.3 million, which is up from an adjusted $22.3 million in the third quarter. And the increase is driven by the 46 days of the combined company G&A.Our original stated objective was to get to a $100 million run rate for G&A by the end of 2019. Consistent

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

with John's comments earlier in the call, we are comfortable based on the work we have done since the merger, in improving that 2019 exit run rate objective to $90 million. In addition, we are continuing to pursue ways to further streamline the business, and we will update you next quarter on our progress in improving that objective even further.G&A costs are principally labor costs, and as we find ways to enhance the efficiencies of the business, we will be able to adjust headcount accordingly. Streamlining the administration of the business would be fostered by the implementation of an existing consolidated and fully integrated ERP system, which will occur throughout 2019.In addition to labor costs, professional service fees are a large component of G&A expense. And we will look for opportunities to reduce professional service fees and other G&A costs as we go through 2019. Nothing is off the table when it comes to reducing G&A costs. Suppliers to the business must become partners through the recovery, and the incremental scale we can now offer due to the merger must be recognized. No expense is too small to withstand review, and no activity is too trivial not to be questioned. John and I have been through this before, and we are confident in the objective we are setting for the organization.We will have additional merger-related costs throughout most of 2019, principally severance-related costs. These amounts are anticipated to be approximately $3.5 million in the first quarter.We recognized two asset impairments for the fourth quarter.One relates to the amount due the company from our joint venture in Angola. This impairment reflects the decrease in the value of the total assets in the joint venture, a portion of which relates to devaluation of the local currency. The impairment this quarter was $20.1 million. Our business in Angola and our partner are core to our strategy and our position on the African continent. We are working with our partner on how best to jointly address the business in Angola, and we are dedicated to the objective are growing the business in Angola and strengthening our partnership for the long-term.The other impairment relates to a vessel-by-vessel valuation of the fleet in layup that was performed at year-end, and based on that analysis, we lowered the carrying value of those vessels by $37 million. That review also included a review of the 34 laid-up vessels that were acquired in the merger. The carrying value of the 92 vessels in layup is now 169 million and was included along with the active vessels in net property and equipment on the balance sheet.For the full year of 2018, I think it is worth remarking that the company was cash flow positive from operations, cash flow positive from investing activities, and, naturally as a result, free cash flow positive. Excluding cash merger expenses, the company was $16 million cash flow positive from operations. The driving force behind 2018's positive cash flow from operations was strong working capital management, which netted positive cash of approximately $24 million during the year.

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

In addition, the company was cash flow positive from capital investment activities of $25 million, which is the net impact of proceeds of $46 million from the sale of 38 non-core vessels, offset by $21 million for the final payment on 1 Tier 1 vessel, the acquisition of 2 additional Tier 1 vessels, and capital improvements on other active vessels.These investing cash flow amounts exclude the incremental $44 million of positive-cash-flow from cash assumed in the merger, which resulted in total cash flow from investing activities for the year of a positive $69 million.Included in cash flows from operations is $23 million of net debt cash service costs, (which is cash interest expense net of cash interest income). Excluding the merger's direct impact on cash, the company was free cash flow positive for the year of $64 million. Our market enterprise value today is $1 billion, but we're mindful of the original build cost of the active fleet today of approximately $3.9 billion. And we look forward to the day when we can earn an appropriate return-on-capital on that original investment.Our objective is to further increase cash flows as we go through 2019. We will continue to divest non-core vessels, improve our operating and shore-based footprint and efficiencies, and maintain our working capital and growth capital discipline.As John mentioned, 2019 will be a heavy drydock year for us and for the OSV industry as a whole. We have 60 vessels going through drydock in 2019 for an estimated cost of $65 million, and each of those incremental investments in our vessels will undergo a business case review before we commit to the spend. As we look to 2019, the first quarter usually brings a bit of a dip due to the typical calendar year seasonality, principally from the North Sea, but other areas as well. However, we anticipate revenue being up sequentially over the fourth quarter, reflecting the first full quarter as a combined company.And with that, I will turn the call back over to John.─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorThanks, Quintin.We entered 2019 in a strong financial and operational footing, with considerable opportunities for additional value creation through exceeding our merger-related cost synergy targets, incremental improvements in fleet utilization, organic growth through vessel reactivation and potential additional M&A. While we may not be able to put market volatility in the rearview mirror quite yet, we along with several of our peers in the drilling contractor sector, have a constructive view of the offshore market as we progress through 2019. While the market develops, we will continue to create value through our merger-related synergies and maintain safe high-quality operations for our clients globally.With our strong balance sheet, substantial cash position, global footprint and our high-quality fleet, Tidewater's clearly positioned to act swiftly to meet customer needs anywhere in the world, anytime in

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

this cycle. I will take this opportunity to thank the Tidewater team for their exceptional performance in 2018 and continued hard work and dedication.─────────────────────────────────────────────────────────────────────────────────────Jason Stanley Tidewater Inc. - Director of IRThanks, John. Operator John, can you please open up the line for questions?─────────────────────────────────────────────────────────────────────────────────────QUESTIONS AND ANSWERSOperator(Operator Instructions) And our first question is from Turner Holm from Clarksons Platou.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorGood morning, Gentlemen:John Rynd:  Good morning.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorJohn, I just wanted to check on something that you said on the last call. I believe you mentioned last quarter that you don't expect any improvements in day rates until the second half of 2019, at the earliest. So how would you say that view has evolved, if at all, since late last year? Are you seeing signs that are giving you more confidence of progress in day rates later in the year? Or would you say that it's going to take a bit longer?─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorWell, I think you have to go region-by-region. We have seen some opportunities to increase rates modestly, but there's still a lot of pressure in the market, in certain markets where we participate. So I would say I'm feeling slightly more positive than I was on the last call.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorSure. Okay, well, maybe we can touch on some of those regional markets. First, maybe West Africa, it's a big position for Tidewater, maybe the single largest position. There's been some talk of improvement in contract terms and day rates in some cases in the West African market over the last six months or so, but it's hard to see in operating data you all published. Is there something going on down there that might not be present in the numbers yet, but might show up later in the year or early next year?─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorYes, I think we'll see benefits of that in the back half of '19. I think the market right now that looks the brightest near-term for us is Nigeria. They're increasing their jack-up rig count, and also they're picking up additional floaters. So I think as we mentioned, of the 26 years of backlog, a portion of that backlog is dedicated to Nigeria. Also, Angola is remaining a solid footprint for us. And then up and down the West African coast outside of Nigeria and Angola, Gulf of Guinea is showing some signs and improvement as

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

we progress. But, again, and not to pour cold water on it because we have been able to modestly improve rates, we're still in a vastly oversupplied situation, which will always challenge the right momentum. But, again, as I said earlier, a little more optimistic today than I was on the previous call.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorOkay, that's helpful, and then just one more on the regional level is the North Sea. There's been some better spot rates recently. Obviously, those are volatile, but the term rates also seem to be a bit of improvement as we gear up for the summer season. There was a lot of optimism last year around that market, and a lot of it maybe didn't play out. How is the North Sea shaping up for you all in 2019? How do you see it?─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorWell, we're experiencing just what you said. And so, I guess, remembering from last summer we had the anticipation of a very strong summer season, we are cautiously optimistic. But we have seen it's relatively tight on the spot right now, so the industry's been able to push rates.Turner Holm:  Okay. That is helpful.─────────────────────────────────────────────────────────────────────────────────────Operator(Operator Instructions) And we have Turner Holm back from Clarksons Platou.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorOkay, here we are again. So just to touch on some of the themes that you mentioned in your prepared remarks and things we heard from the drillers, I think there were two or three  of the drillers at least that mentioned that the tender activity is taking a step up from where it was in the middle or late last year. Is that something you all are also experiencing?─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorYes. I think obviously, you know -- the timing of the recovery will tie directly to the drilling rig recovery. There may be a timing gap for those contracting the equipment, but we're tied directly to the hip of the drillers. And yes, I think if you walk around the world, you're seeing increased activity in almost every market we're in.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorOkay, good. I just wanted to jump real quick as well on maybe some financial issues. Quintin, you mentioned I believe a budget for the maintenance CapEx and the repair and maintenance costs for 2019. I think you said $65 million in your prepared remarks. I just wanted clarify, is that including the reactivations that you all mentioned you might do? Or what do you think that sort of final number could end up shaping up like in 2019?─────────────────────────────────────────────────────────────────────────────────────Quintin V. Kneen Tidewater Inc. - Executive VP & CFOWell, we've currently budgeted it to be $65 million for everything that we talked about, the drydocks

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

that are scheduled including the reactivations.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorOkay, good. I guess, you've been in a period over the last couple of years where we've seen those repair and maintenance CapEx falling pretty steadily. Is 2019, is that an unusually heavy year for you where basically that $65 million is a little bit more than you otherwise might expect, just given the timing of drydocking? Or is that kind of what you think is normalized as you look over the next couple of years?─────────────────────────────────────────────────────────────────────────────────────Quintin V. Kneen Tidewater Inc. - Executive VP & CFONo. I think consistent with John's comments earlier, everybody's sitting on a wall. They've kicked the can as long as they can kick it. Now we're 5 or 6 years into this downturn, and there's a lot of vessels that are requiring their 5-year surveys, a lot of vessels built in 2014. I actually expect that number to fall off sharply in 2020, but I'd be surprised if it was more than half of that in 2020.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorYes, okay. Well, okay. And then just maybe one last one for me is on the contract terms. You all touched on this a few times during your prepared remarks. But through the downturn, I guess the clients pressed pretty hard on those issues like mobilization payments, operating risks and firm commitment periods, sort of lead times ahead of committed work. It sounds like you're seeing that trend reversing. I guess I'd be most interested in hearing about the willingness to pay for mobilization periods -- payments, but also on the lead times, whether or not you're seeing any sign that the clients were trying to lock in some lower prices ahead of an increase in activity that's expected in the sort of medium- term?─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorYes, I'll take that. I think we ask every client for mobilizations or anything around the margin, anything that will improve our margins, whether it be day rate, fuel cost, pick up extra labor, et cetera. Because if you don't ask, you know the answer. We're not successful in every ask, but that's the target this year is to continue to try to drive margins. Because the market is not really giving us margins, we're going to have to create our own margins. So that's one avenue we take to do that. And I'm getting old. Turner, what was the second question? On the timing. I would say we've seen...─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorYes.─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorYes, sorry, senior moment. I would say that the typical term players i.e. the IOCs, Middle East, Mexico, Brazil, India tend to go still long -- they kind of do that irregardless of where they are in the cycle. And we have seen term really dedicated to direct programs, not really people just locking up capacity because it's cheap, so they have it at their beck and call. Most of the stuff that we talked about on our 26 years of backlog that we've been able to achieve is tied directly to a certain program.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - Director

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

Yes. And I guess one more that it sort of comes to mind here is on the active utilization that you mentioned, would you guess, is probably maybe the most interesting item out of the operating statistics that you all provide during the fourth quarter. It's backed up into the lower 80s, which you mentioned is probably the highest level it's been since 2014. And it seems to indicate that there's an underlying tightness for the active vessels. And so to the extent that there is some expected increase in demand going forward, there has to be more vessels coming into the market, [I think] there's very few newbuilds out there that look great [sort of is the game is] that extra supply I guess has to come from the stacked fleet. And so when you're looking at a specific market where you have both of your active capacity tied up to the extent that such a market exists now, how do you kind of approach that, that business decision in terms of reactivating the vessel? Are you kind of leaning into it, knowing that you have more capital than some of your competitors, and maybe you're going to take a bit more risk? Or has this gotten to the point where you really kind of need the contract in order to pull the trigger?─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorYes, we're not going to speculatively deploy capital. So we will do it on a project-specific basis where the returns justify the new capital. I think the other thing as you look out into '19, and we touched on our prepared remarks, I think the really interesting thing to watch of those plus or minus 250 vessels that have the surveys, how many are going to get done? Because as you mentioned, at the low 80s utilization rate, I mean you take out 13% of the fleet, or let's say half of that, 7% of the fleet out of the current active fleet, things could get snugged up pretty quick.─────────────────────────────────────────────────────────────────────────────────────Turner Holm Clarksons Platou Securities AS, Research Division - DirectorSure. Okay, so you're looking for that, you're looking for that contract essentially at this point to be able to reactivate vessels, which presumably means that you need a higher day rate then what you've been seeing recently in the operating statistics that you report?─────────────────────────────────────────────────────────────────────────────────────John T. Rynd Tidewater Inc. - President, CEO & DirectorDay rate and term.Turner Holm:  Okay.  All right.  Very good. I appreciate your time guys and best of luck in 2019.─────────────────────────────────────────────────────────────────────────────────────Operator(Operator Instructions) I see no further questions at this time. So I'll turn the call back over to Jason Stanley for closing remarks.─────────────────────────────────────────────────────────────────────────────────────Jason Stanley Tidewater Inc. - Director of IRThanks, John. Thank you, everybody, for your time and interest in Tidewater. And that'll wrap up the call for today. Thanks. Have a great day.─────────────────────────────────────────────────────────────────────────────────────OperatorThank you, ladies and gentlemen. That concludes today's conference. Thank you for participating, and you may now disconnect.

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MARCH 01, 2019 / 4:00PM GMT, Q4 2018 Tidewater Inc Earnings Call

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